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                                                         SEC File Nos. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS

                          MAINSTAY RESEARCH VALUE FUND

                       SUPPLEMENT DATED SEPTEMBER 10, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002
                                       AND
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") and Statement of Additional Information ("SAI") of The MainStay Funds ("Trust") regarding the MainStay Research Value Fund ("Research Value Fund"). You may obtain a copy of the Prospectus and/or the SAI, free of charge, by writing to the Trust at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

At a meeting held on September 9, 2002, the Board of Trustees of the Trust unanimously approved Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury") as the new Subadviser to the Research Value Fund, in place of John
A. Levin & Co., Inc. ("Levin"). The Board has approved a sub-advisory agreement between New York Life Investment Management LLC ("NYLIM") and Mercury (the "Mercury Agreement") that provides for substantially the same terms and conditions, including the same sub-advisory fees, as the previous sub-advisory agreement with Levin. The Mercury Agreement will become effective upon its approval by the Research Value Fund's shareholders. A special meeting of shareholders for the purpose of approving the Mercury Agreement is expected to be held on or about November 22, 2002.

In order to help assure a prompt, orderly transition of responsibilities, the Board has approved an interim sub-advisory agreement between NYLIM and Mercury (the "Interim Agreement") on substantially the same terms, including the same sub-advisory fee, as the previous sub-advisory agreement with Levin. The Interim Agreement will be effective October 1, 2002 and will terminate upon the earlier of (a) 150 days from its effective date or (b) upon shareholder approval of the Mercury Agreement.

To reflect the replacement of the Subadvisor, the following changes are made to the Prospectus and SAI effective October 1, 2002:

1. The following replaces, in its entirety, the section entitled, "Who Manages Your Money--John A. Levin & Co., Inc." on page 126 of the
        Prospectus:

        Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as Subadvisor to the Research Value Fund. As of December 31, 2001, Mercury and its affiliated investment advisers, including Merrill Lynch Investment Managers, had approximately $529 billion under management. Mercury was established in October 2000 in order provide investment management services to institutional and sub-advisory clients.

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2.      The following replaces the information on the Portfolio Manager for the
        Research Value Fund in the section entitled, "Who Manages Your Money--Portfolio Managers" on page 127 of the Prospectus:

                Research Value Fund -- D. Tysen Nutt, Jr.

3. The biographies of John W. Murphy and Daniel M. Theriault in the section entitled, "Who Manages Your Money--Portfolio Manager Biographies" on pages 127-128 of the Prospectus are deleted in their entirety and the following is added to that section:

                D. TYSEN NUTT, JR. will serve as portfolio manager of the Fund and has over 19 years of investment industry experience. Mr. Nutt is a Managing Director and Senior Portfolio Manager at Mercury. Prior to joining Mercury in 1994, he served as a Senior Vice President at Van Deventer & Hoch (a Chemical Bank subsidiary), where he managed accounts for both institutions and high-net-worth individuals. He received a B.A. from Dartmouth and is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.


4. All references to "John. A Levin & Co., Inc." or "Levin" in the Statement of Additional Information are replaced with Fund Asset Management, L.P., d/b/a Mercury Advisors."


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.